SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  January 19,
                              1999




                    Southern California Water Company
          (Exact name of registrant as specified in its charter)

                Southern California Water Company
    California               0-1121                   95-1243678
  (State or other       (Commission File             (IRS Employer
   jurisdiction             Number)               Identification No.)
 of incorporation)

    630 East Foothill Boulevard, San Dimas, California  91773-9016
   (Address of Principal Executive Offices)             (Zip Code)




  Registrant's telephone number including area code: (909)394-3600


 (Former name or former address, if changed since last report.)
    Not applicable.


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 Item 7.   Financial Statements, Pro Forma Financial Information
           and Exhibits

           (c)  Exhibits

                1.01 Distribution Agreement dated as of
                     January 19, 1999 by and between
                     Southern California Water Company, A.G.
                     Edwards & Sons, Inc. and PaineWebber
                     Incorporated.

                1.02 Restated Articles of Incorporation
                     of Southern California Water
                     Company.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN CALIFORNIA WATER COMPANY



                              By:  McClellan Harris III
                                   Vice President - Finance,
                                   Chief Financial
                                   Officer, Treasurer and
                                   Secretary


DATED:  January 19, 1999

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